UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                OCTOBER 11, 2005
                                 Date of Report
                        (Date of earliest event reported)


                                SYNTHETECH, INC.
             (Exact name of registrant as specified in its charter)

               OREGON               000-12992                  84-0845771
  (State or other jurisdiction   (Commission File No.)      (IRS Employer
       of incorporation)                                     Identification No.)

                    1290 INDUSTRIAL WAY, ALBANY OREGON 97322
               (Address of principal executive offices) (Zip Code)

                                 (541) 967-6575
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR
           STANDARD; TRANSFER OF LISTING

As previously announced, Synthetech, Inc. requested a hearing before a Nasdaq Qualifications Panel to review the Nasdaq Staff's determination that Synthetech had not regained compliance with bid price requirements for continued listing as set forth in Marketplace Rule 4310(c)(4). The hearing took place on October 6, 2005. On October 11, 2005, Synthetech received notice from Nasdaq that the Panel has determined to delist Synthetech's securities from the Nasdaq Capital (SmallCap) Market at the open of business on Thursday, October 13, 2005. Synthetech expects that its common stock will be quoted on the Over-the-Counter
(OTC) market. OTC equity securities can be quoted on the Pink Sheets Electronic Quotation Service, and/or, on the OTC Bulletin Board.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:       October 12, 2005

                           By: /s/GARY WEBER
                               ------------------------------
                               Gary Weber
                               Vice President Finance and Administration, Chief Financial Officer, Secretary and Treasurer